                                                                 Exhibit 10.21


                FIRST AMENDMENT TO REGISTRATION RIGHTS AGREEMENT



           The REGISTRATION RIGHTS AGREEMENT (the "Agreement") originally made as of September 1, 1998 among HARVARDNET INC., a Delaware corporation, and the other parties signatory thereto is hereby amended as follows, effective May 28, 1999:

1. Except as otherwise provided herein, all capitalized terms which have defined meanings in the Agreement have the same meanings herein as therein.

2. (a) The definition of "Registrable Securities" in the Agreement shall be deleted and the following substituted therefor:

                           "REGISTRABLE SECURITIES" means (i) the Common Stock
                  held by any Holder including any Common Stock issued or issuable pursuant to the conversion of Series A Preferred Stock or upon the exercise of the Warrants; (ii) any Common Stock or other securities issued or issuable pursuant to the conversion of, or with respect to, Series A Preferred Stock or Warrants held by any Holder upon any stock split, stock dividend, recapitalization, or similar event; and (iii) securities issued in replacement or exchange of any of the securities issued in clauses (i) or (ii) above; PROVIDED, HOWEVER, that the shares of Common Stock that are Registrable Securities shall cease to be Registrable Securities upon any sale pursuant to a registration statement or Rule 144 under the Securities Act. Wherever reference is made in this Agreement to a request or consent of holders of a certain percentage of Registrable Securities, the determination of such percentage shall include shares of Common Stock issuable upon conversion of the Series A Preferred Stock and upon exercise of the Warrants even if such conversion or exercise has not been effected.

                  (b) "SERIES A PREFERRED STOCK" means the Series A-1 Preferred Stock and Series A-2 Preferred Stock, par value $.01 per share, of the Company as constituted on the date hereof, any shares into which such Preferred Stock shall have been changed or any shares resulting from any reclassification of such Preferred Stock.

                  (c) "WARRANTS" means warrants, each of which initially entitle the holder thereof to purchase one share of Common Stock, subject to adjustment, issued in connection with the Credit Agreement dated as of May 28, 1999 among HarvardNET, Inc. and the Initial Lenders named therein.

         3. Morgan Stanley Senior Funding, Inc. (the "Additional Purchaser") is hereby added as an additional Purchaser and an additional Holder.

         4. All other terms of the Agreement, as heretofore in effect, are hereby approved, ratified and confirmed.

         IN WITNESS WHEREOF, this First Amendment to the Registration Rights Agreement is hereby executed as of the date first written above by the Company, the Additional Purchaser and

Purchasers holding not less than 60% of the voting power represented by the Series A Preferred Stock or Registrable Securities held by all of the Purchasers.

                                     HARVARDNET INC.


                                     By:  /s/ Mark Washburn
                                          -------------------------------------
                                          Name:    Mark Washburn
                                          Title:   President and Chief Executive
                                                   Officer


                                     MEDIA/COMMUNICATIONS PARTNERS III
                                     LIMITED PARTNERSHIP

                                     By:  M/C III L.L.C., its General Partner


                                     By:  /s/
                                          -------------------------------------
                                           Duly Authorized Signatory


                                     M/C INVESTORS L.L.C.


                                     By:  /s/
                                          -------------------------------------
                                           Duly Authorized Signatory


                                     M/C VENTURE PARTNERS IV, L.P.


                                     By:  /s/
                                          -------------------------------------
                                           Duly Authorized Signatory


                                     CHESTNUT STREET PARTNERS, INC.


                                     By:  /s/
                                          -------------------------------------
                                           Duly Authorized Signatory


                                     FTT VENTURES LIMITED

                                     By:  /s/
                                          -------------------------------------
                                          Name:
                                               --------------------------------
                                          Title:


                                     FIDELITY INVESTORS II LIMITED PARTNERSHIP

                                     By:  Fidelity Investors Management, LLC,
                                             its General Partner

                                     By:
                                          Name: /s/
                                               --------------------------------
                                          Title:



                                     ------------------------------------------
                                     Jeffrey Osborn


                                     ROBERT T. VASAN TRUST U/D/T DATED
                                     4/10/97

                                     By:  /s/
                                          -------------------------------------
                                           Robert T. Vasan, Trustee


                                     ------------------------------------------
                                     Martin D. H. Bloom



                                     ------------------------------------------
                                     Barry Unger


                                     ------------------------------------------
                                     Brent Paine

                                     ------------------------------------------
                                     Mark E. Hopper


                                     ------------------------------------------
                                     Joseph B. Miele


                                     ------------------------------------------
                                     Aaron Burnett


                                     ------------------------------------------
                                     Roger W. Ach III


                                     ------------------------------------------
                                     Scott A. Balfour


                                     ROBERT T. VASAN TRUST U/D/T DATED
                                     4/10/97


                                     By:
                                         --------------------------------------
                                           Robin Vasan, Trustee


                                     BUZBY-VASAN 1997 TRUST


                                     By:
                                         --------------------------------------
                                           David Buzby, Trustee


                                     WILLIAM H. SOUTHWORTH AND BARBARA
                                     A. SOUTHWORTH, AS JOINT TENANTS WITH
                                     RIGHTS OF SURVIVORSHIP


                                     By: /s/ William H. Southworth
                                         --------------------------------------
                                           William H. Southworth


                                     By: /s/ Barbara A. Southworth
                                         --------------------------------------
                                           Barbara A. Southworth

                                     PETER M. KENDRICK TRUST


                                     By:
                                         --------------------------------------
                                           Peter M. Kendrick, Trustee


                                     ADDITIONAL PURCHASER:

                                     MORGAN STANLEY SENIOR FUNDING, INC.


                                     By: /s/ Lucy Golbraith
                                         --------------------------------------

                                     /s/ Mark Washburn
                                     ------------------------------------------
                                     Mark Washburn


                                     /s/ Todd DeSisto
                                     ------------------------------------------
                                     Todd DeSisto


                                     /s/ Eric Peterson
                                     ------------------------------------------
                                     Eric Peterson


                                     /s/ James Newman
                                     ------------------------------------------
                                     James Newman

                                   SCHEDULE 1

NAME AND ADDRESS OF HOLDER

MEDIA/COMMUNICATIONS  PARTNERS III LIMITED  PARTNERSHIP
75 State Street
Boston, Massachusetts 02110
Telephone No.:  (617) 345-7200
Facsimile No.:  (617) 345-7201
Attention:  James F. Wade
 and Peter H.O. Claudy

with a copy, which shall not constitute notice, to:

Edwards & Angell, LLP
101 Federal Street
Boston, MA 02110
Facsimile No.: (617) 439-4170
Attention: Leonard Q. Slap, Esq.

M/C INVESTORS L.L.C.
75 State Street
Boston, Massachusetts 02110
Telephone No.:  (617) 345-7200
Facsimile No.:  (617) 345-7201
Attention:  James F. Wade
 and Peter H.O. Claudy

with a copy, which shall not constitute notice, to:

Edwards & Angell, LLP
101 Federal Street
Boston, MA 02110
Facsimile No.: (617) 439-4170
Attention: Leonard Q. Slap, Esq.

CHESTNUT STREET PARTNERS, INC.
(a Small Business Investment Company licensed
  by the U.S. Small Business Administration)
75 State Street
Boston, Massachusetts 02110
Telephone No.:  (617) 345-7200
Facsimile No.:  (617) 345-7201
Attention:  James F. Wade
 and Peter H.O. Claudy

with a copy, which shall not constitute notice, to:

Edwards & Angell, LLP
101 Federal Street
Boston, MA 02110
Facsimile No.: (617) 439-4170
Attention: Leonard Q. Slap, Esq.

NAME AND ADDRESS OF HOLDER

FTT VENTURES LIMITED
c/o Fidelity Capital
82 Devonshire Street
Boston, MA  02109
Attention:  Robert C. Ketterson, Vice President Telephone No.:  Telephone No:
(617) 563 4159
Facsimile No.:  (617) 476-5805

OR, IF BY HAND, TO:
100 Summer Street
25th Floor
Boston, MA 02110

with a copy to, which shall not constitute notice, to:

Sullivan and Worcester, LLP
One Post Office Square
Boston, MA 02109
Facsimile No.:  (617) 338-2880
Attention:  Karen L. Linsley, Esq.



FIDELITY INVESTORS II LIMITED PARTNERSHIP
c/o Fidelity Capital
82 Devonshire Street
Boston, MA  02109
Attention:  Robert C. Ketterson, Vice President
Telephone No.  (617) 563 4159
Facsimile No.:  (617) 476-5805

OR, IF BY HAND, TO:
100 Summer Street
25th Floor
Boston, MA 02110

with a copy to, which shall not constitute notice, to:

Sullivan and Worcester, LLP
One Post Office Square
Boston, MA 02109
Facsimile No.:  (617) 338-2880
Attention:  Karen L. Linsley, Esq.

JEFFREY OSBORN
41582 Spring Valley Lane
Leesburg, VA 20175
Telephone No.: (703) 327-2094
Facsimile No.: (703) 327-3131


ROBERT T. VASAN TRUST
2690 Millenium Circle
Reno, NV 89512
Telephone No.: (617) 493-8546
Facsimile No.: None


MARTIN D.H. BLOOM
50 Eton Court, Eton Avenue
London NW3 3HJ England
Telephone No.: 011 44 171 586-3518
Facsimile No.: 011 44 171 483-2657

with a copy to, which shall not constitute notice, to:

Testa, Hurwitz & Thibeault, LLP
High Street Tower
125 High Street
Boston, MA 02110
Facsimile No.: (617) 248-7100
Attention: George W. Thibeault, Esq.

WILLIAM SOUTHWORTH
91 Ann Lee Road
Harvard, MA 01451
Telephone No.: (617) 262-4200
Facsimile No.: (617) 531-2002

BARBARA SOUTHWORTH
91 Ann Lee Road
Harvard, MA 01451
Telephone No.: (617) 262-4200
Facsimile No.: (617) 531-2002

BRENT PAINE
5 Pumpkin Circle
Exeter, NH 03833
Telephone No.: (603) 778-9674
Facsimile No.: [  ]

SCOTT A. BALFOUR
95 Bowery Beach Road
Cape Elizabeth, ME 04107
Telephone No.: (207) 761-7779
Facsimile No.: (207) 879-1416

PETER M. KENDRICK TRUST
4 Landing Woods Lane
Falmouth, ME 04107
Telephone No.: (207) 781-5206

BARRY UNGER
189 Richdale Avenue
Suite B-9
Cambridge, MA 02140
Telephone No.: (617) 868-1950
Facsimile No.: (617) 497-6209

BUZBY-VASAN 1997 TRUST
1373 3rd Avenue
San Francisco, CA 94122
Telephone No.: (415) 664-9790
Facsimile No.: (415) 664-9781

MARK E. HOPPER
17 Stonebridge Circle
New Castle, ME 04553
Telephone No.: (207) 563-2155
Facsimile No.: (207) 879-1416

JOSEPH B. MIELE
26 Oak Street
South Portland, ME 04106

AARON BURNETT
10 Florence Road
Gray, ME 04039
Telephone No.: (207) 657-4727
Facsimile No.: (207) 531-2009

ROGER W. ACH III
6 Greenview Street
Framingham, MA 01701
Telephone No.: (508) 820-1857
Facsimile No.: (617) 531-2002

MARK WASHBURN
6 Whitetail Lane
Sudbury, MA  01776

JAMES NEWMAN
2 Maude Terrace
Walpole, MA  02081

TODD DESISTO
11 Hugh Strain Road
Cohasset, MA  02025

ERIC PETERSON
141 Rosemont Drive
North Andover, MA  01845

MORGAN STANLEY SENIOR FUNDING, INC.
1585 Broadway
New York, NY  10036
Telephone No.:
Facsimile No.:

With a copy, which shall not constitute notice, to:

SHEARMAN & STERLING
599 Lexington Avenue
New York, NY 10022
Telephone No.: (212) 848-4000
Facsimile: (212) 848-7179
Attention:  Andrew R. Schleider, Esq.